UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2013

Date of Report (Date of earliest event reported)

SANTA FE PETROLEUM, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-173302	99-0362658
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

4011 West Plano Parkway, Suite 126

Plano, TX 75093

Tel. 888-870-7060

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 28, 2013, Mark Zouvas resigned from his position as a director of our company and as our Chief Financial Officer and Secretary.  This resignation did not result from any dispute or disagreement with us, our independent accountants, our counsel or our operations, policies or practices.

Item 9.01	(d)Exhibits.

Exhibit	Exhibit Description

99.1	Letter of Resignation from Mark Zouvas, dated February 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTA FE PETROLEUM, INC.

Date: March 6, 2013	By: /s/ Tom Griffin Name: Tom Griffin Title: President and CEO